Trade and Other Current Receivables - Summary of Trade and Other Current Receivables (Detail) - EUR (€) € in Millions		Dec. 31, 2019	Dec. 31, 2018 [2]	Jan. 01, 2018	[2]
Trade and other current receivables [abstract]
Trade receivables	[1]	€ 4,916	€ 4,350
Prepayments and accrued income		579	690
Other receivables		1,200	1,442
Total trade and other current receivables		€ 6,695	€ 6,482	€ 5,219

[1]	2019 includes €698 million (2018: €677 million) due from KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide services to KKR including IT infrastructure, bookkeeping, payroll, marketing and co-packing for up to two years from completion of the disposal and KKR pays Unilever for materials sourced on its behalf. See also trade payables on page 115.
[2]	Restated following adoption of IFRS 16. See note 1 and note 24 for further details.